Exhibit 1
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                           JOINT FILING STATEMENT

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  January 17, 2000


                                          AR Investments Limited

                                          By: /s/ J.B. Unsworth
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                                          Name:  J.B. Unsworth
                                          Title: Director

                                          RH Investments Limited

                                          By: /s/ J.B. Unsworth
                                          ----------------------
                                          Name:  J.B. Unsworth
                                          Title: Director

                                          VXM Investments Limited

                                          By: /s/ J.B. Unsworth
                                          ----------------------
                                          Name:  J.B. Unsworth
                                          Title: Director

                                          LXB Investments Limited

                                          By: /s/ J.B. Unsworth
                                          ----------------------
                                          Name:  J.B. Unsworth
                                          Title: Director

                                          HR Investments Limited

                                          By: /s/ J.B. Unsworth
                                          ----------------------
                                          Name:  J.B. Unsworth
                                          Title: Director